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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                      --------



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                 June 15, 2000



                          CAPROCK COMMUNICATIONS CORP.
                          ----------------------------
               (Exact name of registrant as specified in its charter)

          Texas                     0-24581                   75-2765572
   -------------------         -----------------           -----------------
    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


                         15601 DALLAS PARKWAY, SUITE 700
                                DALLAS, TEXAS  75248
                         -------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 982-9500
                                                            --------------

                                      N/A
                                 --------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On June 15, 2000, CapRock Communications Corp., a Texas corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc. and Bear, Stearns & Co. (the "Underwriters") relating to the public offering of 4,500,000 shares of its common stock, $0.01 par value per share. The shares are being issued pursuant to a shelf registration statement (File No. 333-32910) filed with the Securities and Exchange Commission on March 21, 2000 and declared effective on April 11, 2000. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibit.

                1.1 Underwriting Agreement dated June 15, 2000 among the Company, Salomon Smith Barney Inc. and Bear, Stearns & Co.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPROCK COMMUNICATIONS CORP.


July 10, 2000                       By:    /s/ LEO J. CYR
                                      ---------------------------
                                          Leo J. Cyr
                                          President and
                                          Chief Operating Officer


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                                   EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

1.1                       Underwriting Agreement dated June 15, 2000 among the
                          Company, Salomon Smith Barney Inc. and Bear, Stearns &
                          Co.